March 4, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Life Separate Account
ML of New York Prime Plan I-IV, Directed — Registration No. 33-38097
ML of New York Prime Plan V — Registration No. 33-37944
ML of New York Prime Plan VI — Registration No. 33-37947
ML of New York Prime Plan 7 — Registration No. 33-37948
ML of New York Prime Plan Investor — Registration No. 33-37945
ML of New York Directed Life 2 — Registration No. 33-37946
Commissioners:
ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2007, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Filings:
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio, SEC File No.: 811-03091
BlackRock Bond Portfolio, SEC File No.: 811-03091
BlackRock Fundamental Growth Portfolio, SEC File No.: 811-03091
BlackRock Global Allocation Portfolio, SEC File No.: 811-03091
BlackRock High Income Portfolio, SEC File No.: 811-03091
BlackRock Government Income Portfolio, SEC File No.: 811-05742
BlackRock Large Cap Core Portfolio, SEC File No.: 811-03091
BlackRock Money Market Portfolio, SEC File No.: 811-05742
BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290
BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290
BlackRock Global Growth V.I. Fund, SEC File No.: 811-03290
BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290
BlackRock International Value V.I. Fund, SEC File No.: 811-03290
BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290
BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290
BlackRock Utilities and Telecommunications V.I. Fund, SEC File No.: 811-03290
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund, SEC File No.: 811-07452

AIM V.I. Core Equity Fund, SEC File No.: 811-07452
AllianceBernstein Variable Products Series Fund, Inc.
Large Cap Growth Portfolio, SEC File No.: 811-05398
MFS Variable Insurance Trust
MFS Emerging Growth Series, SEC File No.: 811-08326
MLIG Variable Insurance Trust
Roszel/Delaware Trend Portfolio, SEC File No.: 811-21038
Roszel/Allianz CCM Capital Appreciation Portfolio, SEC File No.: 811-21038
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (727) 299-1830.
Very truly yours,

/s/ Arthur D. Woods Arthur D. Woods, Vice President
ML Life Insurance Company of New York
4 Manhattanville Road
Purchase, NY 10577